UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 18, 2008

   BSML, Inc.

(Exact name of registrant as specified in its charter)

   Utah       1-11064       87-0410364

(State or other (Commission (I.R.S. Employer

jurisdiction of file number) Identification No.)

incorporation)

460 North Wiget Lane

   Walnut Creek, California       94598

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (925) 941-6260

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers

Resignation of Chief Financial Office and Directorr

Effective October 18, 2008, Marc P. Applebaum resigned as the Chief Financial Officer and a Director of BSML, Inc. (the "Company"). As of the date of this Report, the Company had not yet hired a new Chief Financial Officer or appointed a new director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 23, 2008

BSML, Inc.

By:  /s/ Jeffrey Nourse

Jeffrey Nourse

Chief Executive Officer